                           NATIONWIDE FAMILY OF FUNDS

                           MORLEY ENHANCED INCOME FUND

                    Prospectus Supplement dated June 27, 2000
        to Prospectus dated January 3, 2000 (as amended February 9, 2000)

The disclosure on page 7 of the above noted prospectus is hereby amended to reflect that:

Effective June 22, 2000, Thomas F. Mitchell is the sole manager of the Fund.

Mr. Mitchell, Senior Portfolio Manager of UBT, joined the firm in 1999. Prior to becoming sole manager of the Fund, Mr. Mitchell was co-portfolio manager for the Fund. He served in that capacity since 1999 when the Fund began operations. Mr. Mitchell also currently manages the Morley Capital Accumulation Fund, and has done so since February 1999 when the fund began operations. Mr. Mitchell has over twenty years' experience with taxable and tax-exempt securities. From 1978 to 1996, he managed investment portfolios for commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE.